SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 3, 2004

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to AIG SunAmerica Asset Management Corp.'s management of the "Dogs" of Wall Street Portfolio is modified to add the following:

Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
"Dogs" of Wall Street Portfolio	SAAMCo	Steven A. Neimeth Senior Vice President and Portfolio Manager

Mr. Neimeth joined the firm as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

Dated: May 28, 2004

Versions A, B and Combined Version 1